Oppenheimer Global Multi Strategies Fund

Supplement dated December 6, 2013 to the Summary Prospectus

This supplement amends the Summary Prospectus of Oppenheimer Global Multi Strategies Fund dated September 27, 2013, and is in addition to any other supplement(s).

Effective February 3, 2014:

1.	The first paragraph in the section titled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced by the following:

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Effective July 1, 2014:

2.	All references to Class N are deleted and replaced with references to Class R, in connection with the re-naming of Class N as Class R.

December 6, 2013	PS0853.005

OPPENHEIMER Global Multi Strategies Fund Summary Prospectus September 27, 2013
NYSE Ticker Symbol
Class A	OARAX
Class C	OARCX
Class Y	OARYX
Class I	OAIIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/GlobalMultiStrategiesFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated September 27, 2013, and through page 79 of its most recent Annual Report, dated May 31, 2013, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalMultiStrategiesFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective.  The Fund seeks total return.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 20 of the prospectus and in the sections "How to Buy Shares" beginning on page 69 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	1%	None	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y	Class I
Management Fees[2]	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.12%
Other Expenses
Other Expenses of the Fund	0.70%	0.70%	0.70%	0.51%
Other Expenses of the Subsidiary	0.11%	0.11%	0.11%	0.11%
Total Other Expenses	0.81%	0.81%	0.81%	0.62%
Total Annual Fund Operating Expenses	2.07%	2.82%	1.82%	1.63%
Fee Waiver and/or Expense Reimbursement[3]	(0.65%)	(0.57%)	(0.50%)	(0.46%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	2.25%	1.32%	1.17%
  Expenses have been restated to reflect current fees.
  "Management Fees" reflects the gross management fee paid to the Manager by the Fund and the gross management fee for the Subsidiary for the Fund's most recent fiscal year.
  After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.25% for Class A shares, 2.08% for Class C shares, 1.15% for Class Y shares and 1.00% for Class I shares, as calculated on the daily net assets of the Fund. The Manager has also contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue to be in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$$712	$$1,133	$$1,578	$$2,810	$$712	$$1,133	$$1,578	$$2,810
Class C	$$331	$$831	$$1,458	$$3,149	$$231	$$831	$$1,458	$$3,149
Class Y	$$135	$$528	$$947	$$2,115	$$135	$$528	$$947	$$2,115
Class I	$$120	$$473	$$850	$$1,909	$$120	$$473	$$850	$$1,909

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies. The Fund's sub-adviser, OppenheimerFunds, Inc. (the "Sub-Adviser"), exercises a flexible strategy in selecting its investments. The flexibility of the Fund's overall strategy derives from its use of multiple quantitative-driven alternative investing strategies in an attempt to generate positive returns while reducing volatility, as currently organized among various themes. These thematic strategies may be generally characterized as:

  Global Macro. This strategy involves investment in instruments across broad asset and/or sector classes.

  Equity Market Neutral. This strategy involves investment in equity securities while seeking to minimize systemic equity risk.

  Fixed-Income Alternatives. This strategy involves investment in sovereign and corporate fixed-income securities as well as fixed-income alternatives (such as event-linked or catastrophe bonds).

  Volatility. This strategy involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets.

The Fund will generally take long positions in investments that the manager believes to be undervalued and short positions in investments that the manager believes to be overvalued or which are established for hedging purposes. The Fund's overall long or short positioning can vary based on market conditions, and the Fund may take both long and short positions simultaneously.

To implement its flexible strategy, the Fund may invest in a variety of instruments to seek its objective. Mainly, these include:

  Equity Securities. The Fund invests in common stocks of U.S. and foreign companies. Equity investments may include securities of companies of any market capitalization.

  Fixed-Income Securities. The Fund may also invest in fixed-income securities, including bonds and notes or other debt securities issued by U.S. and foreign companies and governments, corporate bonds and money market instruments. The Fund can invest in investment grade or below-investment-grade, high-yield debt securities. "Investment grade" debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

The Fund may also invest in "event-linked" securities (including "catastrophe" bonds or other insurance-linked securities) or in interests in trusts and other pooled entities that invest primarily or exclusively in event-linked securities, including entities sponsored and/or advised by the Sub-Adviser or an affiliate.

  Derivatives. The Fund may use derivative investments for hedging purposes or speculative purposes (to seek higher investment returns), including futures on equity and commodities indices and interest rate and currency futures, forward rate agreements on currencies, options on equities, currencies and bonds, interest rate swaps, total return swaps, credit default swaps and volatility swaps. The Fund may also sell securities short.

The Fund is not required to allocate its investments among equity securities, fixed-income securities, or derivative investments in any fixed proportion. The Fund may have all, some or none of its assets invested in each instrument or investment strategy in relative proportions that change over time based on market and economic conditions. This means that the Fund may be able to invest 100% of its total assets in below-investment-grade securities.  The Fund is not limited by any one quantitative model of its multiple investment strategies or by an issuer's location, size, market capitalization or industry sector.

The Fund may invest a substantial portion of its assets (generally, more than half its total assets) in foreign securities, including securities of companies in developing or emerging markets. The Fund, under normal circumstances, will invest in at least three countries (one of which may be the United States). However, the Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund may also invest in shares of real estate investment trusts, including equity REITs, mortgage REITs and hybrid REITs.

The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

The Fund uses the following methods to select securities for its four investment strategies:

  Bottom Up. The Fund uses "bottom up" models to analyze a wide range of valuation and market factors to determine the relative value of the securities.

  Hedging. The Sub-Adviser uses risk management models to estimate the Fund's level of risk exposure to major markets. The Manager uses derivatives and other strategies, such as short sales, to hedge the Fund's exposure to these risks.

  Top Down. The Sub-Adviser uses "top down" models to enable the Fund to adjust the hedges to seek to take advantage of investment opportunities at the asset and sector level.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Management Risk. The investment strategies, techniques and risk analyses, including the quantitative models that may be employed by the Sub-Adviser, may not produce the desired results. The Sub-Adviser may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio manager's evaluations and assumptions regarding the equity and fixed-income markets' prospects may be incorrect in view of actual market conditions. During periods of rapidly rising prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a value or growth style might not be successful when the particular strategy is out of favor.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, duration risk, prepayment risk, reinvestment risk, extension risk and event risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk."  When interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. This is referred to as "reinvestment risk". When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

     The Fund may also invest in debt securities on which the return is derived primarily from other instruments, such as interest rate swap contracts and currency swap contracts. The Fund may also invest in Eurodollar securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States.

Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities (also referred to as "junk" bonds), whether rated or unrated, may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell, especially during times of market volatility or decline.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Main Risks of Hedging. The Fund may engage in "hedging" strategies, including short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Fund's portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Sub-Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. In some cases, derivatives or other investments may be unavailable, or the Sub-Adviser may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. No assurance can be given that the Sub-Adviser will employ hedging strategies with respect to all or any portion of the Fund's assets.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

The portfolio manager's selection of foreign currency denominated investments may not perform as expected. Currency derivative investments may be particularly volatile and subject to greater risks than other types of foreign-currency denominated investments.

Main Risks of Event-Linked Securities. Event-linked securities are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. Event-linked securities may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences.

Main Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

Main Risks of Long/Short Holdings. Under certain conditions, even if the value of the Fund's long positions are rising, this could be offset by declining values of the Fund's short positions. Conversely, it is possible that rising values of the Fund's short positions could be offset by declining values of the Fund's long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund's long and short positions are declining, the Fund may experience substantial losses.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, require the payment of premiums, can increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under U.S. financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and cleared through a central clearing house counterparty. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a central clearing house counterparty may entail further risks and costs.

Main Risks of Commodity-Linked Investments. Commodity-linked investments are considered speculative and have substantial risks, including the risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including for example agricultural, economic and regulatory developments. These risks may make commodity-linked investments more volatile than other types of investments.

Main Risks of Investing in REITS. Investment in REITs is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to a number of factors, including but not limited to disruptions in real estate markets, increased vacancies or declining rents, increased property taxes and other operating costs, low demand or oversupply, the failure of borrowers to repay loans in a timely manner, changes in tax and regulatory requirements and changes in interest rates or rates of inflation. Mortgage REITs are particularly subject to interest rate risks.
     REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Main Risks Of Investments In The Fund's Wholly-Owned Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to its investor protections (except as otherwise noted in this prospectus). As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940.  However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Manager and the Sub-Adviser. Therefore, the Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the Fund or its shareholders.

Changes in the laws of the Cayman Islands (where the Subsidiary is organized) could prevent the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others.  If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Who Is the Fund Designed For? The Fund is designed for investors seeking total return over the long term.  Those investors should be willing to assume the risks of short-term price fluctuations that are typical for a fund that includes equity, debt securities (particularly high yield debt securities), foreign securities, and derivative investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/GlobalMultiStrategiesFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 4.98% (4th Qtr 10) and the lowest return was -5.99% (3rd Qtr 11).  For the period from January 1, 2013 through June 30, 2013, the cumulative return before sales charges and taxes was -1.07%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Classes C, Y and I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 3/5/07)
Return Before Taxes	(0.28%)	(0.48%)	(0.02%)
Return After Taxes on Distributions	(1.41%)	(1.51%)	(0.96%)
Return After Taxes on Distributions and Sale of Fund Shares	(0.06%)	(0.83%)	(0.41%)
Barclays Global Aggregate Bond Index	4.32%	5.44%	6.09%*
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	16.00%	1.66%	2.44%*
(reflects no deduction for fees, expenses or taxes)

* From 02/28/07.

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Manager. Caleb Wong has been a Vice President and portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Global Multi Strategies Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/GlobalMultiStrategiesFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
The Fund's shares are distributed by OppenheimerFunds Distributor, Inc.
PR0853.001.0913